UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): May 4, 2009

AMERIWEST ENERGY CORP.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-52034	98-0359930
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

123 West 1st Ave.,  Suite 215
Casper, WY 82601
(Address of Principal Executive Offices)

Tel: (360) 266-4409
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.  DEPARTURE OF DIRECTORS, PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Resignation of Director

On May 1, 2009, Mr. Jon Clement Nicolaysen resigned from the Board of Directors of Ameriwest Energy Corp., a Nevada corporation (the “Company”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIWEST ENERGY CORP.

By:	/s/ Walter Merschat
Walter Merschat, President

Dated:  May 4, 2009